POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.



                                        /s/ Arnold Van Den Berg
                                        -----------------------
                                        Arnold Van Den Berg

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.


                                        /s/ James D. Brilliant
                                        ----------------------
                                        James D. Brilliant

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.



                                        /s/ Brian R. Bruce
                                        ------------------
                                        Brian R. Bruce

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.



                                        /s/ Aaron S. Buckholtz
                                        ----------------------
                                        Aaron S. Buckholtz

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.



                                        /s/ Mark F. Ivan
                                        ----------------
                                        Mark F. Ivan

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.



                                        /s/ Richard M. Lewis
                                        -------------------
                                        Richard M. Lewis

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.



                                        /s/ A. Zorel Paritzky
                                        ---------------------
                                        A. Zorel Paritzky

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.



                                        /s/ William R. Reichenstein
                                        ---------------------------
                                        William R. Reichenstein

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of CM Advisers Family of Funds, a Delaware statutory trust, hereby revokes all previous appointments, and constitutes and appoints Jeffrey T. Skinner, John F. Splain and Tina H. Bloom, with full power of substitution, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as required, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys shall have full power and authority to do and perform all and every act and thing whatsoever requisite and desirable to be done in and about the premises as fully and to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2007.



                                        /s/ Scott S. Van Den Berg
                                        -------------------------
                                        Scott S. Van Den Berg